ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

ANNUAL REPORT
AUGUST 31, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                   ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

October 3, 1997

Dear Shareholder:

The Global Dollar Government Fund's annual reporting period closed on August 31, 1997. Although returns for the emerging market debt sector were solid over the past six months, they have slowed dramatically from their pace of the past several periods as we projected in our last report to you dated February 28, 1997.

In spite of this, your Fund continued to perform well, achieving a top 10 ranking among all general world income funds tracked by Lipper Analytical Services over the past 12 month period and since inception. Based on Class A shares' return over the past 12 months, your Fund was ranked 2nd out of a universe of 137 funds. Since your Fund's inception (February 25, 1994), your Fund ranked 1st out of a universe of 73 funds. Lipper rankings are based on total returns at net asset value, without the imposition of the maximum 4.25% sales charge, which would reduce total return figures.

INVESTMENT RESULTS
The following table shows how your Fund performed for the periods ended August 31, 1997. For comparison, we have shown returns for the unmanaged J.P. Morgan
(JPM) Emerging Markets Bond Index, which measures performance of the overall Brady bond market. The Index provides an appropriate broad-based comparison for the Global Dollar Government Fund because the Index consists of dollar-denominated restructured sovereign bonds, of which a large percentage are Brady bonds. Your Fund's performance trailed that of its benchmark for the most recent period. This recent underperformance dampened the Fund's 12-month returns, bringing them more in-line with the 12-month return of the index.


INVESTMENT RESULTS*
Period Ended August 31, 1997
                                                   TOTAL RETURN
                                              6 MONTHS      12 MONTHS
                                             ----------    -----------
ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
  Class A                                       6.82%         30.04%
  Class B                                       6.44%         29.14%
  Class C                                       6.46%         29.17%

JPM EMERGING MARKETS BOND INDEX                 9.76%         31.67%


* THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF AUGUST 31, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS COMPARATIVE INDEX INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

  THE J.P. MORGAN EMERGING MARKETS BOND INDEX IS COMPOSED OF DOLLAR-DENOMINATED RESTRUCTURED SOVEREIGN BONDS; A LARGE PERCENTAGE OF THE INDEX IS MADE UP OF BRADY BONDS. THE INDEX IS UNMANAGED AND REFLECTS NO FEES OR EXPENSES. AN INVESTOR CANNOT INVEST DIRECTLY IN THE INDEX.

  ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


ECONOMIC REVIEW
The U.S. economy continued to perform strongly since our last report. Led by continued strength in the labor market, the unemployment rate dropped to 20-year lows during the first quarter and wages continued to climb. In response to continued economic strength and what were viewed as mounting inflationary pressures, the Federal Reserve Bank raised short-term interest rates in March. Overall, economic growth, which had risen to 4.3% at the end of 1996, further accelerated to 4.9% during the first three months of 1997.

More recent data show that the economy slowed in the second quarter but continued to grow at a robust clip. The Commerce Department, which had initially estimated second quarter growth at 2.2%, revised up its estimate for the spring quarter's Gross Domestic Product (GDP) growth to 3.3%. The main causes for this revision were significant upward corrections in exports and the



1



                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

rate of inventory growth. Although the growth contributions from these components are unlikely to be repeated during the second half of 1997, the stronger growth rate reveals that the U.S. economy entered the third quarter with much more momentum than originally thought. Preliminary data indicate that the labor market remains strong with an estimated 200,000 jobs created in August (adjusted for the effects of the UPS strike). Meanwhile, consumer confidence remains near its recent highs and consumer spending continues to be strong.

In spite of an increase in wage pressures, inflation remained very well-behaved during the period. Consumer prices increased at a 1.6% annual rate in the first eight months of the year and are up 2.2% from the same period last year. Wholesale inflation, as measured by the Producer Price Index, fell for an unprecedented seven months in a row before finally showing an increase in August. Overall, producer prices are down 0.2% from year earlier levels.

MARKET REVIEW
The U.S. bond market posted modest gains over the past six months. After trading lower during the first quarter on fears that overly robust growth would ignite inflation, the market rebounded over the summer. Data released during the second quarter, indicating that the economy had slowed from its unsustainable first quarter pace and inflation remained dormant, helped ease investor concerns and pushed bond prices higher. Interest rates, which peaked in late spring following the Fed's decision to raise the Fed Funds rate, ended the period lower on all maturities.

The emerging market economies, benefiting from generally stable worldwide interest rates, moved into their second year of healthy growth and low inflation. With sustained strength in export markets, the benefits of reform have begun to penetrate more deeply into the emerging market economies. Declining unemployment has relieved some political pressures and strengthened the commitment to the ongoing process of reform and revitalization. Price performance for the period was strong, although down from its recent highs in most developing countries, as foreign investment returned to 1993 levels and the risk premium on investments narrowed.

INVESTMENT OUTLOOK
We expect economic activity to slow towards the end of 1997. Consumer confidence has reached new highs, real income is growing solidly, and the labor market remains strong, with unemployment at 4.9%. With multi-quarter growth trending above the level historically considered to be non-inflationary, Federal Reserve policy makers will continue to closely monitor inflationary pressures with a predisposition towards increasing rates at the first sign of economic overheating.

Given our expectations for relatively stable growth, inflation and monetary policy worldwide, the developing markets should provide investment opportunities as the process of reform and integration continues. However, the generic risk premiums for these countries are more rationally aligned with economic fundamentals than they have been for some time and caution is warranted. We believe that country selection will be more critical to superior investment performance than it has been during the last several quarters.

The picture in Latin America continues to be one of strong growth and low inflation. In Brazil, inflation fell in August and is expected to register 4.5%-5% for all of 1997. Elections in Mexico produced a majority for the opposition party in the lower house of Congress for the first time in 70 years. The transition to a pluralistic democracy will be watched closely, but so far foreign investment has remained strong. The Mexican economy grew at a 7.0% rate during the first half of 1997, while inflation and interest rates have continued to fall. Inflation in Argentina remained near zero. A recent report by the International Monetary Fund (IMF) highlighted that the economy was growing rapidly and that Argentina was less vulnerable to external shocks than it was after the 1994 Mexican peso devaluation.

In Russia, the economy appears to be expanding. The GDP in August 1997 showed a 0.7% increase since August 1996. Industrial production showed a similar pattern, increasing 3.0% year-over-year in August, following a 3.4% year-over-year increase in July. Continued economic growth, along with the restructuring of Russia's London Club debt, should support continued gains in the prices of Russian bonds.


2



                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

In Southeast Asia, the recent devaluation of the Thai baht has exposed significant problems in the Thai economy, particularly within the financial sector. Difficulties have also begun to appear in Malaysia and to a lesser extent in Indonesia and the Philippines. The IMF's decision to step in and provide funds to shore up the shaky Thai financial sector should help prevent the crisis from spreading further. While the near-term economic picture for these countries is bleak, we are optimistic about the long-term investment value in this region since favorable fundamentals are still in place.

Thank you for your continued interest and investment in Alliance Global Dollar Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3



INVESTMENT OBJECTIVE AND POLICIES        ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

Alliance Global Dollar Government Fund seeks primarily a high level of current income and, secondarily, capital appreciation. It invests primarily in a non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      30.04%         24.56%
Since Inception*              16.40%         14.98%
SEC Yield**                    8.00%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      29.14%         26.14%
Since Inception*              15.46%         15.46%
SEC Yield**                    7.63%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      29.17%         28.17%
Since Inception*              15.49%         15.49%
SEC Yield**                    7.63%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares, with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 2/25/94 for all Classes.
**   Yields are for the 30 days ended August 31, 1997.


4



                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT
2/28/94* TO 8/31/97

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000

J.P. MORGAN EMERGING MARKETS BOND INDEX:    $17,526
GLOBAL DOLLAR GOVERNMENT FUND CLASS A:      $16,346

2/28/94     8/31/94     8/31/95     8/31/96     8/31/97


This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Dollar Government Fund Class A shares (from 2/28/94 to 8/31/97) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The J.P. Morgan Emerging Markets Bond Index is an unmanaged index composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

When comparing Alliance Global Dollar Government Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

Global Dollar Government Fund
J.P.Morgan Emerging Markets Bond Index


*    Month-end nearest to Fund's inception date of 2/25/94.


5



PORTFOLIO OF INVESTMENTS
AUGUST 31, 1997                          ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-74.3%
NON-COLLATERALIZED BRADY BONDS-31.5%
BULGARIA-8.6%
Republic of Bulgaria
  IAB FRN 6.6875%, 7/28/11                      $17,500     $ 13,480,469

PANAMA-5.0%
Republic of Panama
  IRB 3.75%, 7/17/14(a)                          10,000        7,737,500

PERU-7.8%
Republic of Peru FLIRB
  3.25%, 3/07/17(a)(b)                            7,500        4,471,875
Republic of Peru PDI
  4.00%, 3/07/17(a)(b)                           11,700        7,678,125
                                                             ------------
                                                              12,150,000

POLAND-4.9%
Republic of Poland PDI
  4.00%, 10/27/14(a)                              9,000        7,661,250

VENEZUELA-5.2%
Republic of Venezuela
  FLIRB FRN 6.72%, 3/31/07                        8,571        8,035,722
Total Non-Collateralized Brady Bonds
  (cost $45,060,982)                                          49,064,941

OTHER SOVEREIGN DEBT OBLIGATIONS-17.3%
ARGENTINA-3.8%
Republic of Argentina Global Bond
  11.375%, 1/30/17                                5,000        5,855,000

BRAZIL-5.9%
Republic of Brazil Global Bond
  10.125%, 5/15/27                                9,484        9,235,045

MEXICO-3.7%
United Mexican States
  11.375%, 9/15/16                                5,000        5,807,500

RUSSIA-3.9%
Russia Principal Loans - WI FRN
  12/15/20(b)(c)                                  8,500        6,143,906
Total Other Sovereign Debt Obligations
  (cost $25,999,404)                                          27,041,451

SOVEREIGN DEBT RELATED-12.9%
Morgan Guaranty Trust Co. Indexed Note
  Linked to Russian US$ Vneshekonombank
  Loan Assignment 14.00%, 10/15/97(d)
  (cost $20,961,250)                             20,961       20,053,628

COLLATERALIZED BRADY BOND(E)-6.7%
ECUADOR-6.7%
Republic of Ecuador Par Bonds FRN
  3.50%, 2/28/25 (cost $10,273,890)              20,000       10,500,000

LOAN PARTICIPATION-5.9%
MOROCCO-5.9%
Kingdom of Morocco Loan Participation
  FRN 6.8125%, 1/01/09 (cost $8,542,237)         10,000        9,200,000
Total Sovereign Debt Obligations
  (cost $110,837,763)                                        115,860,020


6



                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-19.8%
Altos Hornos de Mexico
  11.875%, 4/30/04(b)                            $5,000     $  5,475,000
Consorcio Ecuatoriano Telecom
  14.00%, 5/01/02(b)                              5,000        5,381,250
First Chicago/Lennar Trust
  8.12%, 5/29/08(b)                               5,000        4,823,440
Global Telesystems Group
  8.75%, 6/30/00                                  1,000        1,005,000
Grupo Mexicano de Desarrollo, SA
  8.25%, 2/17/01(f)                               7,900        3,278,500
Innova S de R.L.
  12.875%, 4/01/07(b)                             5,000        5,287,500
MCII Holding
  12.00%, 11/15/02                                1,450        1,315,875
OPP Petroquimica, SA
  11.50%, 2/23/04(b)                              4,000        4,230,000
Total Corporate Debt Obligations
  (cost $32,185,799)                                          30,796,565

TIME DEPOSIT-5.3%
Bank of New York
  5.25%, 9/02/97 (cost $8,259,000)                8,259        8,259,000

TOTAL INVESTMENTS-99.4%
  (cost $151,282,562)                                        154,915,585
Other assets less liabilities-0.6%                             1,007,351

NET ASSETS-100%                                             $155,922,936


(a) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at August 31, 1997.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1997, these securities amounted to $43,491,096 or 27.9% of net assets.

(c) An interest rate based on the six-month Libor Rate plus 81.25 basis points will take effect upon issuance of bonds.

(d) Principal amount represents par value at purchase date. The redemption value of this security is linked to the change in the bid price of the referenced emerging market debt.

(e) Sovereign debt obligation issued as part of debt restructuring that is collateralized in full as to principal due at maturity by a U.S. Treasury zero coupon obligation which has the same maturity as the Brady Bond.

(f)  Non-income producing security.

     Glossary of Terms:
     FLIRB -  Front loaded interest reduction bond.
     FRN   -  Floating rate note.
     IAB   -  Interest arrears bond.
     IRB   -  Interest reduction bond.
     PDI   -  Past due interest.
     WI    -  When issued.


     See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997                          ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $151,282,562)         $154,915,585
  Cash                                                                     517
  Receivable for investment securities sold                          8,899,125
  Interest receivable                                                3,077,226
  Receivable for capital stock sold                                  1,679,479
  Deferred organization expenses                                        52,538
  Total assets                                                     168,624,470

LIABILITIES
  Payable for investment securities purchased                       10,862,500
  Payable for capital stock redeemed                                   757,541
  Dividends payable                                                    382,755
  Distribution fee payable                                             111,352
  Advisory fee payable                                                  99,999
  Accrued expenses                                                     161,512
  Other liabilities                                                    325,875
  Total liabilities                                                 12,701,534

NET ASSETS                                                        $155,922,936

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $     14,656
  Additional paid-in capital                                       134,132,658
  Distributions in excess of net investment income                    (407,030)
  Accumulated net realized gain on investment transactions
    and options written                                             18,549,629
  Net unrealized appreciation of investments                         3,633,023
                                                                  $155,922,936

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($37,416,029/
    3,517,471 shares of capital stock issued and outstanding)           $10.64
  Sales charge--4.25% of public offering price                             .47
  Maximum offering price                                                $11.11

  CLASS B SHARES
  Net asset value and offering price per share ($93,377,224/
    8,776,509 shares of capital stock issued and outstanding)           $10.64

  CLASS C SHARES
  Net asset value and offering price per share ($25,129,683/
    2,362,282 shares of capital stock issued and outstanding)           $10.64


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED AUGUST 31, 1997               ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $13,712,818

EXPENSES
  Advisory fee                                      $1,022,246
  Distribution fee - Class A                            87,392
  Distribution fee - Class B                           870,564
  Distribution fee - Class C                           201,123
  Transfer agency                                      187,207
  Administrative                                       148,685
  Custodian                                             93,050
  Audit and legal                                       88,621
  Registration                                          51,154
  Printing                                              46,751
  Amortization of organization expenses                 37,967
  Directors' fees                                       27,282
  Miscellaneous                                          8,853
  Total expenses                                                     2,870,895
  Net investment income                                             10,841,923

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                      24,943,434
  Net realized gain on options written                                 129,000
  Net change in unrealized appreciation of investments              (2,022,190)
  Net gain on investment transactions                               23,050,244

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $33,892,167


See notes to financial statements.


9



STATEMENT OF CHANGES
IN NET ASSETS                            ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

                                                   YEAR ENDED      YEAR ENDED
                                                   AUGUST 31,      AUGUST 31,
                                                      1997            1996
                                                 --------------  --------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                           $ 10,841,923    $  8,873,964
  Net gain on investment transactions and
    options written                                 25,072,434      16,314,439
  Net change in unrealized appreciation
    (depreciation)of investments                    (2,022,190)      7,093,642
  Net increase in net assets from operations        33,892,167      32,282,045

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (2,634,591)     (1,743,599)
    Class B                                         (7,289,193)     (7,143,965)
    Class C                                         (1,690,490)     (1,110,696)
  Net realized gain on investments
    Class A                                         (2,507,271)             -0-
    Class B                                         (8,869,881)             -0-
    Class C                                         (1,923,846)             -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                                      24,886,994      16,019,751
  Total increase                                    33,863,889      38,303,536

NET ASSETS
  Beginning of year                                122,059,047      83,755,511
  End of year                                     $155,922,936    $122,059,047


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1997                          ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Dollar Government Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on December 2, 1993, as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principal market makers. Publicly traded Sovereign Debt Obligations are typically traded internationally on the over-the-counter market. Readily marketable Sovereign Debt Obligations may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which market quotations are not readily available and restricted securities are valued in good faith, at fair value, using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $184,000 have been deferred and are being amortized on a straight-line basis through February, 1999.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to short-term capital gains, resulted in a net increase in distributions in excess of net investment income and a corresponding decrease in accumulated net realized gain on investments. This reclassification had no effect on net assets.


11



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE B: ADVISORY AND ADMINISTRATIVE FEES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of .75 of 1% of the average adjusted daily net assets of the Fund. Such fee will be accrued daily and paid monthly.

The Fund has a transfer agency agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $119,742 for the year ended August 31, 1997. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $29,069 from the sale of Class A shares and $264,244 and $9,336 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended August 31, 1997.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C shares. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,214,590, and $460,747 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $370,691,347 and $376,704,050, respectively, for the year ended August 31, 1997. There were purchases of $8,548,223 and sales of $8,237,891 of U.S. government and government agency obligations for the year ended August 31, 1997.

At August 31, 1997, the cost of securities for federal income tax purposes was $151,798,180. Accordingly, gross unrealized appreciation of investments was $7,499,623 and gross unrealized depreciation was $4,382,218 resulting in net unrealized appreciation of $3,117,405.

1. OPTIONS TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing


12



                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended August 31, 1997 were as follows:

                                                        NUMBER OF
                                                        CONTRACTS     PREMIUM
                                                       -----------  -----------
Options outstanding at beginning of year                    -0-      $      -0-
Options written                                              1         129,000
Options terminated in closing purchase transactions         -0-             -0-
Options expired                                             (1)       (129,000)
Options outstanding at August 31, 1997                      -0-      $      -0-


NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                     ---------------------------  -----------------------------
                      YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                      AUGUST 31,     AUGUST 31,    AUGUST 31,      AUGUST 31,
                         1997           1996          1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            2,355,226     1,363,669    $ 32,050,908    $ 12,569,826
Shares issued in
  reinvestment of
  dividends and
  distributions          280,933        85,808       2,821,501         781,047
Shares converted
  from Class B           915,289       117,519       1,852,148       1,117,859
Shares redeemed       (2,356,535)     (743,378)    (24,578,204)     (6,805,919)
Net increase           1,194,913       823,618    $ 12,146,353    $  7,662,813

CLASS B
Shares sold            3,870,353     3,761,917    $ 40,316,286    $ 34,187,398
Shares issued in
  reinvestment of
  dividends and
  distributions          558,197       190,811       5,572,998       1,732,815
Shares converted
  to Class A            (915,289)     (117,519)     (1,852,148)     (1,117,859)
Shares redeemed       (3,156,236)   (3,193,598)    (40,778,794)    (29,160,515)
Net increase             357,025       641,611    $  3,258,342    $  5,641,839

CLASS C
Shares sold            1,335,877       935,207    $ 13,969,049    $  8,691,207
Shares issued in
  reinvestment of
  dividends and
  distributions          157,884        42,568       1,583,319         388,548
Shares redeemed         (580,894)     (691,498)     (6,070,069)     (6,364,656)
Net increase             912,867       286,277    $  9,482,299    $  2,715,099


13



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies and foreign governments involves special risks which include revaluation of currency and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


14



FINANCIAL HIGHLIGHTS                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS A
                                              -----------------------------------------------
                                                      YEAR ENDED AUGUST 31,       FEB. 25,
                                              ---------------------------------   1994(a) TO
                                                  1997        1996       1995    AUG. 31,1994
                                              -----------  ---------  ---------  ------------
Net asset value, beginning of period            $10.01      $ 8.02     $ 9.14     $10.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                              .88(b)      .84        .86        .45
Net realized and unrealized gain (loss)
  on investments                                  1.85        2.10      (1.10)      (.86)
Net increase (decrease) in net asset
  value from operations                           2.73        2.94       (.24)      (.41)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              (.95)       (.95)      (.88)      (.45)
Distributions from net realized gain
  on investments                                 (1.15)         -0-        -0-        -0-
Total dividends and distributions                (2.10)       (.95)      (.88)      (.45)
Net asset value, end of period                  $10.64      $10.01     $ 8.02     $ 9.14

TOTAL RETURN
Total investment return based on net
  asset value (c)                                30.04%      38.47%     (1.48)%    (3.77)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $37,416     $23,253    $12,020    $10,995
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements     1.55%       1.65%      1.93%       .75%(d)
  Expenses, before waivers and reimbursements     1.55%       1.65%      1.93%      1.91%(d)
  Net investment income                           8.49%       9.23%     11.25%      9.82%(d)
Portfolio turnover rate                            314%        315%       301%       100%


See footnote summary on page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS B
                                              -----------------------------------------------
                                                      YEAR ENDED AUGUST 31,       FEB. 25,
                                              ---------------------------------   1994(a) TO
                                                  1997        1996       1995    AUG. 31,1994
                                              -----------  ---------  ---------  ------------
Net asset value, beginning of period            $10.01      $ 8.02     $ 9.14     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                              .81(b)      .78        .80        .42
Net realized and unrealized gain (loss)
  on investments                                  1.84        2.08      (1.11)      (.86)
Net increase (decrease) in net asset
  value from operations                           2.65        2.86       (.31)      (.44)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              (.87)       (.87)      (.81)      (.42)
Distributions from net realized gain
  on investments                                 (1.15)         -0-        -0-        -0-
Total dividends and distributions                (2.02)       (.87)      (.81)      (.42)
Net asset value, end of period                  $10.64      $10.01     $ 8.02     $ 9.14

TOTAL RETURN
Total investment return based on net
  asset value (c)                                29.14%      37.36%     (2.40)%    (4.17)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $93,377     $84,295    $62,406    $47,030
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements     2.26%       2.37%      2.64%      1.45%(d)
  Expenses, before waivers and reimbursements     2.26%       2.37%      2.64%      2.63%(d)
  Net investment income                           7.81%       8.57%     10.52%      9.11%(d)
Portfolio turnover rate                            314%        315%       301%       100%


See footnote summary on page 17.


16



                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS C
                                              -----------------------------------------------
                                                      YEAR ENDED AUGUST 31,       FEB. 25,
                                              ---------------------------------   1994(a) TO
                                                  1997        1996       1995    AUG. 31,1994
                                              -----------  ---------  ---------  ------------
Net asset value, beginning of period            $10.01       $8.02      $9.14     $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                              .82(b)      .77        .79        .42
Net realized and unrealized gain (loss)
  on investments                                  1.84        2.10      (1.10)      (.86)
Net increase (decrease) in net asset
  value from operations                           2.66        2.87       (.31)      (.44)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              (.88)       (.88)      (.81)      (.42)
Distributions from net realized gain
  on investments                                 (1.15)         -0-        -0-        -0-
Total dividends and distributions                (2.03)       (.88)      (.81)      (.42)
Net asset value, end of period                  $10.64      $10.01      $8.02      $9.14

TOTAL RETURN
Total investment return based on net
  asset value (c)                                29.17%      37.40%     (2.36)%    (4.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)      $25,130     $14,511     $9,330    $10,404
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements     2.25%       2.35%      2.63%      1.45%(d)
  Expenses, before waivers and reimbursements     2.25%       2.35%      2.63%      2.59%(d)
  Net investment income                           7.82%       8.52%     10.46%      9.05%(d)
Portfolio turnover rate                            314%        315%       301%       100%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.


17



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                     ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Global Dollar Government Fund, Inc., (the "Fund"), including the portfolio of investments, as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Dollar Government Fund, Inc. at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.



New York, New York
October 7, 1997


18



                                         ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19



ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

GDGAR